UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

TEGNA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8350 Broad Street, Suite 2000, Tysons, Virginia	22102-5151
(Address of Principal Executive Offices)	(Zip Code)

(703)-873-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 18, 2025, TEGNA Inc., a Delaware corporation (“TEGNA”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Nexstar Media Group, Inc., a Delaware corporation (“Nexstar”), and Teton Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nexstar (“Merger Sub”). Pursuant to the terms of the Merger Agreement, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into TEGNA (the “Merger”), with TEGNA continuing as the surviving corporation and as wholly owned subsidiary of Nexstar.

As previously disclosed, on September 30, 2025, the parties to the Merger Agreement (the “Parties”) filed their respective notification and report forms with respect to the Merger with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

On October 30, 2025, the Parties received a request for additional information and documentary material (the “Second Request”) from the DOJ in connection with the DOJ’s review of the Merger. Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after the Parties have substantially complied with the Second Request, unless the waiting period is terminated earlier by the DOJ or extended by agreement of the Parties. The Parties will continue to cooperate with the DOJ staff in its review of the Merger.

The Parties expect that the Merger will be completed by the second half of 2026.

Completion of the Merger remains subject to the termination or expiration of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

Additional Information and Where to Find It

In connection with the Merger, TEGNA has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including the definitive proxy statement filed with the SEC on October 10, 2025 (the “Proxy Statement”). This filing is not a substitute for the Proxy Statement or for any other document that TEGNA may file with the SEC and send to its stockholders in connection with the Merger. Before making any voting decision, TEGNA’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, because they contain or will contain important information about the Merger.

TEGNA’s stockholders are able to obtain a free copy of the Proxy Statement, as well as other filings containing information about TEGNA (when available), without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that are incorporated by reference therein can also be obtained, without charge, by directing a request to TEGNA Inc., 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from TEGNA’s website, https://www.investors.tegna.com.

Participants in the Solicitation

TEGNA and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding TEGNA’s directors and executive officers is set forth in (i) TEGNA’s proxy statement for the 2025 annual meeting of stockholders, which was filed with the SEC on April 8, 2025 (the “2025 Annual Meeting Proxy Statement”), including under the sections captioned “Director Compensation,” “Executive Compensation” and “Securities Beneficially Owned by Directors, Executive Officers and Principal Shareholders” in the 2025 Annual Meeting Proxy Statement and (ii) the Proxy Statement, including under the headings “Interests of TEGNA’s Executive Officers and Directors in the Merger,” “Stock Ownership and Interests of Certain Persons,” “Employee Benefits,” “Indemnification and Insurance” and Security Ownership of Certain Beneficial Owners and Management.”

Cautionary Statement Regarding Forward-Looking Statements

All statements included herein other than statements of historical fact, may be deemed forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in each of Nexstar and TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Merger that could reduce the anticipated benefits of or cause the Parties to abandon the Merger, (2) risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals or the approval of TEGNA’s stockholders), in the anticipated timeframe or at all, (3) the risk that any announcements relating to the Merger could have adverse effects on the market price of TEGNA’s common stock, (4) disruption from the Merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with TEGNA’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (6) risks related to disruption of management’s attention from TEGNA’s ongoing business operations due to the Merger, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the Merger or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions and (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, which could exacerbate any of the risks described above. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of TEGNA. Each such statement speaks only as of the day it was made. Neither Nexstar nor TEGNA undertake any obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by Nexstar or by TEGNA. When used in this filing, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to Nexstar, TEGNA or their respective management teams are intended to identify forward looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Alex Tolston
	Name:	Alex Tolston
	Title:	Senior Vice President and Chief Legal Officer

Date: October 31, 2025